UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-09589

DWS RREEF Securities Trust

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

JUNE 30, 2006

Semiannual Report
to Shareholders

DWS RREEF Real Estate
Securities Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 5-year, and Life of Fund periods shown for Classes A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 2002 and Class R prior to its inception on October 1, 2003 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/06
DWS RREEF Real Estate Securities Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	13.66%	19.04%	26.57%	21.17%	22.16%
Class B	13.19%	17.99%	25.41%	20.12%	21.14%
Class C	13.23%	18.05%	25.54%	20.22%	21.22%
Class R	13.56%	18.73%	26.17%	20.83%	21.87%
Institutional Class	13.82%	19.37%	26.91%	21.50%	22.55%
S&P 500 Index+	2.71%	8.63%	11.22%	2.49%	.24%
MSCI US REIT Index++	13.47%	19.65%	26.16%	19.35%	20.96%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 6/30/06	$ 23.32	$ 23.33	$ 23.38	$ 23.34	$ 23.30
12/31/05	$ 20.83	$ 20.83	$ 20.88	$ 20.83	$ 20.81
Distribution Information: Six Months: Income Dividends as of 6/30/06	$ .34	$ .24	$ .25	$ .30	$ .37
Institutional Class Lipper Rankings — Real Estate Funds Category as of 6/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	151	of	248	61
3-Year	82	of	166	50
5-Year	20	of	129	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Real Estate Securities Fund — Class A [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/06
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,220	$19,112	$24,614	$35,207
	Average annual total return	12.20%	24.10%	19.74%	21.07%
Class B	Growth of $10,000	$11,499	$19,525	$24,904	$35,342
	Average annual total return	14.99%	24.99%	20.02%	21.14%
Class C	Growth of $10,000	$11,805	$19,783	$25,111	$35,494
	Average annual total return	18.05%	25.54%	20.22%	21.22%
Class R	Growth of $10,000	$11,873	$20,086	$25,758	$36,779
	Average annual total return	18.73%	26.17%	20.83%	21.87%
S&P 500 Index+	Growth of $10,000	$10,863	$13,757	$11,311	$10,157
	Average annual total return	8.63%	11.22%	2.49%	.24%
MSCI US REIT Index++	Growth of $10,000	$11,965	$20,093	$24,237	$34,982
	Average annual total return	19.65%	26.16%	19.35%	20.96%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.

Growth of an Assumed $1,000,000 Investment
[] DWS RREEF Real Estate Securities Fund — Institutional Class [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended June 30
Comparative Results as of 6/30/06
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,193,700	$2,043,800	$2,647,400	$3,810,200
	Average annual total return	19.37%	26.91%	21.50%	22.55%
S&P 500 Index+	Growth of $1,000,000	$1,086,300	$1,375,700	$1,131,100	$1,015,700
	Average annual total return	8.63%	11.22%	2.49%	.24%
MSCI US REIT Index++	Growth of $1,000,000	$1,196,500	$2,009,300	$2,423,700	$3,498,200
	Average annual total return	19.65%	26.16%	19.35%	20.96%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.

+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on May 2, 2005 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 6/30/06
DWS RREEF Real Estate Securities Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	13.76%	19.13%	26.58%	21.16%	22.18%
S&P 500 Index+	2.71%	8.63%	11.22%	2.49%	.24%
MSCI US REIT Index++	13.47%	19.65%	26.16%	19.35%	20.96%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 6/30/06	$ 23.30
12/31/05	$ 20.80
Distribution Information: Six Months: Income Dividends as of 6/30/06	$ .35
Class S Lipper Rankings — Real Estate Funds Category as of 6/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	156	of	248	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS RREEF Real Estate Securities Fund — Class S [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended June 30
Comparative Results as of 6/30/06
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,913	$20,282	$26,109	$37,392
	Average annual total return	19.13%	26.58%	21.16%	22.18%
S&P 500 Index+	Growth of $10,000	$10,863	$13,757	$11,311	$10,157
	Average annual total return	8.63%	11.22%	2.49%	.24%
MSCI US REIT Index++	Growth of $10,000	$11,965	$20,093	$24,237	$34,982
	Average annual total return	19.65%	26.16%	19.35%	20.96%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.

+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Institutional Class	Class S
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,136.60	$ 1,131.90	$ 1,132.30	$ 1,135.60	$ 1,138.20	$ 1,137.60
Expenses Paid per $1,000*	$ 4.34	$ 9.09	$ 8.56	$ 5.24	$ 2.86	$ 3.82
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Institutional Class	Class S
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.73	$ 1,016.27	$ 1,016.76	$ 1,019.89	$ 1,022.12	$ 1,021.22
Expenses Paid per $1,000*	$ 4.11	$ 8.60	$ 8.10	$ 4.96	$ 2.71	$ 3.61

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Institutional Class	Class S
DWS RREEF Real Estate Securities Fund	.82%	1.72%	1.62%	.99%	.54%	.72%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Portfolio Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Securities Fund during its most recent semiannual period ended June 30, 2006.

Q: How did DWS RREEF Real Estate Securities Fund perform during the most recent six-month period?

A: REITs outpaced the broader equity markets during the first quarter of 2006, and then retreated and performed in line with the market in the second quarter. For the first half of the year, DWS RREEF Real Estate Securities Fund returned 13.66%. (Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the MSCI US REIT Index, returned 13.47% for the same period.1

1 The MSCI US REIT Index is a market-capitalization-weighted index that comprises approximately 115 equity REITs with a total market capitalization of $220 billion, covering multiple market sectors. The index represents approximately 85% of the US REIT universe. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: Will you review the fund's investment process?

A: In managing the portfolio, we use an established investment discipline that we have developed over a number of years. We employ a quarterly sector-allocation process in which we decide to overweight or underweight certain sectors of the REIT market, based on where we believe sector outperformance will occur.2 Next, we employ a bottom-up stock selection process. The portfolio holds anywhere from 50 to 65 issues at any given time, and we invest in what we think will be the top-returning names in each sector. Meanwhile, we seek to avoid the weakest companies that we expect to underperform.

2 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: What factors influenced the performance of REITs in the first half of 2006?

A: REITs outperformed the broader equity markets during the first quarter of this year. Solid REIT performance was driven by expectations that more REIT privatizations and mergers will occur and continue to drive up REIT prices. Despite the US Federal Reserve Board's (the Fed) continuing short-term rate increases and the 10-year Treasury yield's ascent, strong cash flows to real estate drove robust REIT performance in the first quarter.

In April, 10-year Treasury yields climbed above 5%, making REIT yields look less attractive on a relative basis. In May, the REIT market retreated once again, as yields continued to creep upward and inflation concerns grew in light of increases in the consumer price index as well as rising oil prices. However, REITs — as well as the broader stock market — rebounded in late June when the Fed seemed to suggest that rate hikes in this cycle might be coming to an end.

Q: What contributed to and detracted from performance over the period?

A: Stock selection helped performance during the period, while sector selection had a neutral effect on performance. Stock selection was particularly helpful within regional malls and was also a positive contributor within the industrial, health care and office sectors. Unfavorable stock selection in the retail and hotel sectors detracted from performance. The Mills Corporation was the weakest-performing REIT during the period, due to earnings restatements among other issues and, as such, our decision not to own Mills was the largest individual contributor to relative performance. The portfolio's underweight in Equity Office Properties Trust, a surprisingly strong performer based on the market's increasingly optimistic view of the office sector, was the largest individual detractor from relative performance.

Q: Which other individual holdings had a significant impact on performance during the period?

A: One of the largest positive contributors to performance was Boston Properties, Inc., in the office sector. Boston Properties has benefited from strong performance by the office sector, combined with the fact that the company has a large portfolio of properties in New York City, currently the country's strongest office market. In addition, Simon Property Group, Inc., has continued to deliver solid returns due to the company's premium mall portfolio and strong fundamentals within the mall sector. One of the largest individual detractors from performance was our position in General Growth Properties, Inc., a regional mall company. While General Growth reported earnings above consensus estimates, investors now expect that the company will project lower future earnings due to its above-average floating-rate debt exposure (which should mean higher interest costs for the company).

Q: Will you describe the performance of the various REIT sectors?

A: Apartments represented the top-performing REIT sector over the semiannual period. Companies in the sector continue to report solid revenues fueled by steady US job growth, a reduced level of apartment construction (which constitutes a restriction on supply) and the fact that it has become more expensive for individuals to purchase a home. Though valuations within the sector have risen, investors are rewarding apartment REITs for their improving real estate portfolios.3 Apartment companies have repositioned their portfolios in the past few years so that many own properties in more supply-constrained markets, primarily on the East and West Coasts, where demand for apartment space is stronger.

3 "Valuation" refers to placing a value on an asset. Stock analysis determines the market value of a company's stocks based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, while a stock with a low P/E is said to have a low valuation.

The office sector also outperformed, driven in part by strong performance in the second quarter when Trizec Properties, Inc., announced that it would be acquired by an investor group led by Brookfield Properties Corp. and Blackstone Group at an 18% premium to the company's previous-day closing stock price (at the time of the announcement). In addition, as mentioned above, Equity Office Properties Trust (EOP) performed surprisingly well. The company posted solid gains following a sustained period of underperformance. EOP's share price has also benefited from the company's share repurchase program. Though the office market's recovery continues to progress somewhat slowly, we believe that the sector is nearing a period of full recovery.

In addition, fundamental characteristics within the hotel sector remain strong. Starwood Hotels & Resorts Worldwide, Inc., performed well over the period following the close of its sale of 28 hotels to Host Marriott Corporation in April. (As of June 30, 2006, the position in Stawood was sold.) Hotel operators are reporting increases in occupancy and room rates. Earnings growth appears strong as demand for hotel space has increased while supply has not. In addition, valuations appear fair in the near term and seem even more attractive when we look ahead over the next several years.

During the semiannual period, the retail and industrial sectors underperformed the benchmark. In the case of retail, following a period of strong performance in 2005, investors appear to be moving out of retail REITs and into recovering REIT sectors such as offices and apartments. With overall retail occupancy rates approaching 95%, it becomes difficult for retail companies to grow and to improve earnings. In the industrial sector, we are not seeing a particularly strong rental growth trend. In the recent past, a large portion of industrial companies' earnings has come from development activity. And investors have been concerned about the ability of industrial REITs to continue to report substantive gains through additional development.

Finally, regional malls lagged during the period, but much of the underperformance came from Mills Corp. Mills, as we have stated, suffered from earnings restatements as well as delays and cost overruns for its megaproject Xanadu, in the New Jersey Meadowlands. Other regional mall companies generally performed well, however. Valuations and earnings growth within regional malls remain attractive relative to other real estate sectors. Although we are concerned that consumer spending could retrench and hurt the mall sector, we are focusing on high-quality centers in order to mitigate risk.

Q: What are the prospects for the REIT marketplace for the remainder of 2006?

A: While capital flows into the REIT sector remain strong, pricing has been at record highs, and "cap rates" (determined by dividing a property's net operating income by its purchase price) have been at record lows. Some observers have been concerned that in the face of higher interest rates and construction costs, cap rates will begin to rise and cause REIT prices to decline. Whether this will occur remains to be seen.

We continue to believe that strong economic fundamentals such as a strengthening economy and continued job growth will bode well for improved earnings and dividend growth for REITs. We believe higher replacement costs (i.e., higher construction costs that make it more expensive to add supply to the market) and large pools of private capital currently available for investment should provide a floor to valuations in the coming months. We continue to focus our efforts and position the fund in high-quality assets and real estate markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	6/30/06	12/31/05

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Office	28%	27%
Apartments	20%	17%
Regional Malls	15%	16%
Hotels	11%	11%
Industrials	9%	8%
Shopping Centers	7%	9%
Storage	4%	5%
Health Care	4%	5%
Manufactured Homes	1%	1%
Specialty	1%	—
Other	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2006 (51.8% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	8.3%
2. Vornado Realty Trust Operator of investments in community shopping centers	6.5%
3. Host Hotels & Resorts, Inc. Operator of real estate company which owns or holds control in luxury hotel properties	6.1%
4. Boston Properties, Inc. Developer of commercial and industrial real estate	5.7%
5. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	5.2%
6. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	5.0%
7. Equity Residential Operator of multifamily properties containing apartments	4.4%
8. Public Storage, Inc. Owner and operator of personal and business mini-warehouses	3.7%
9. ProLogis Owner of global corporate distribution facilities	3.6%
10. General Growth Properties, Inc. Owner and developer of shopping mall centers	3.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.1%
Apartments 19.6%
Apartment Investment & Management Co. "A" (REIT)	843,247	36,639,082
Archstone-Smith Trust (REIT)	1,541,921	78,437,521
AvalonBay Communities, Inc. (REIT)	733,557	81,146,076
BRE Properties, Inc. "A" (REIT)	330,900	18,199,500
Equity Residential (REIT)	1,552,475	69,442,207
Essex Property Trust, Inc. (REIT)	221,809	24,767,193
		308,631,579
Health Care 4.2%
LTC Properties, Inc. (REIT)	273,274	6,107,674
Nationwide Health Properties, Inc. (REIT)	658,663	14,826,504
Ventas, Inc. (REIT)	1,336,331	45,274,894
		66,209,072
Hotels 11.0%
FelCor Lodging Trust, Inc. (REIT)	788,900	17,150,686
Host Hotels & Resorts, Inc. (REIT)	4,378,000	95,746,860
Innkeepers USA Trust (REIT)	409,765	7,080,739
LaSalle Hotel Properties (REIT)	321,115	14,867,625
Starwood Hotels & Resorts Worldwide, Inc.	620,473	37,439,341
		172,285,251
Industrial 8.6%
AMB Property Corp. (REIT)	966,100	48,836,355
Liberty Property Trust (REIT)	435,200	19,235,840
ProLogis (REIT)	1,086,648	56,636,094
PS Business Parks, Inc. (REIT)	163,900	9,670,100
		134,378,389
Manufactured Homes 1.1%
American Land Lease, Inc. (REIT)	111,572	2,733,514
Equity Lifestyle Properties, Inc. (REIT)	339,594	14,884,405
		17,617,919
Office 27.4%
BioMed Realty Trust, Inc. (REIT)	480,331	14,381,110
Boston Properties, Inc. (REIT)	1,001,559	90,540,934
Brandywine Realty Trust (REIT)	630,800	20,292,836
Brookfield Properties Corp. (REIT)	551,550	17,743,363
Corporate Office Properties Trust (REIT)	170,910	7,191,893
Digital Realty Trust, Inc. (REIT)	618,493	15,270,592
Equity Office Properties Trust (REIT)	363,050	13,254,956
Highwoods Properties, Inc. (REIT)	317,263	11,478,575
Kilroy Realty Corp. (REIT)	249,100	17,997,475
Mack-Cali Realty Corp. (REIT)	355,076	16,305,090
Maguire Properties, Inc. (REIT)	441,900	15,541,623
Reckson Associates Realty Corp. (REIT)	742,700	30,732,926
SL Green Realty Corp. (REIT)	405,500	44,390,085
Vornado Realty Trust (REIT)	1,052,708	102,691,665
Washington Real Estate Investment Trust (REIT)	367,200	13,476,240
		431,289,363
Regional Malls 14.8%
General Growth Properties, Inc. (REIT)	1,137,382	51,250,433
Simon Property Group, Inc. (REIT)	1,583,395	131,326,781
The Macerich Co. (REIT)	708,246	49,718,869
		232,296,083
Shopping Centers 6.4%
Equity One, Inc. (REIT)	341,068	7,128,321
Federal Realty Investment Trust (REIT)	563,087	39,416,090
Pan Pacific Retail Properties, Inc. (REIT)	219,534	15,229,074
Regency Centers Corp. (REIT)	631,600	39,253,940
		101,027,425
Specialty 0.6%
Entertainment Properties Trust (REIT)	226,423	9,747,510
Storage 4.4%
FrontLine Capital Group*	12,400	0
Public Storage, Inc. (REIT)	759,140	57,618,726
Shurgard Storage Centers, Inc. "A" (REIT)	8,400	525,000
Sovran Self Storage, Inc. (REIT)	204,452	10,384,117
		68,527,843
Total Common Stocks (Cost $1,194,166,528)		1,542,010,434

Cash Equivalents 1.9%
Cash Management QP Trust, 5.07% (a) (Cost $30,125,255)	30,125,255	30,125,255
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,224,291,783)+	100.0	1,572,135,689
Other Assets and Liabilities, Net	0.0	(322,508)
Net Assets	100.0	1,571,813,181

* Non-income producing security.

+ The cost for federal income tax purposes was $1,225,826,398. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $346,309,291. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $348,175,474 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,866,183.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,194,166,528)	$ 1,542,010,434
Investment in Cash Management QP Trust (cost $30,125,255)	30,125,255
Total investments in securities, at value (cost $1,224,291,783)	1,572,135,689
Receivable for investments sold	13,042,846
Dividends receivable	4,587,340
Interest receivable	133,501
Receivable for Fund shares sold	7,557,224
Other assets	156,285
Total assets	1,597,612,885
Liabilities
Payable for investments purchased	19,544,079
Payable for Fund shares redeemed	4,953,441
Accrued investment advisory fee	589,329
Other accrued expenses and payables	712,855
Total liabilities	25,799,704
Net assets, at value	$ 1,571,813,181
Net Assets
Net assets consist of: Distributions in excess of net investment income	(840,885)
Net unrealized appreciation (depreciation) on investments	347,843,906
Accumulated net realized gain (loss)	69,388,074
Paid-in capital	1,155,422,086
Net assets, at value	$ 1,571,813,181

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($869,134,272 ÷ 37,272,488 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 23.32
Maximum offering price per share (100 ÷ 94.25 of $23.32)	$ 24.74

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,944,070 ÷ 1,283,669 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 23.33

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($105,007,247 ÷ 4,491,293 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 23.38
Class R Net Asset Value and redemption price(a) per share ($16,060,388 ÷ 688,163 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 23.34

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,079,563 ÷ 217,996 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 23.30

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($546,587,641 ÷ 23,456,715 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 23.30

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,908)	$ 26,388,974
Interest — Cash Management QP Trust	918,620
Total Income	27,307,594
Expenses: Investment advisory fee	3,441,540
Services to shareholders	355,340
Custodian and accounting fees	91,870
Distribution and shareholder servicing fees	1,591,857
Auditing	28,495
Legal	35,646
Trustees' fees and expenses	31,088
Reports to shareholders	256,693
Registration fees	51,960
Other	42,974
Total expenses before expense reductions	5,927,463
Expense reductions	(29,281)
Total expenses after expense reductions	5,898,182
Net investment income	21,409,412
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	47,565,842
Net unrealized appreciation (depreciation) during the period on investments	114,354,355
Net gain (loss) on investment transactions	161,920,197
Net increase (decrease) in net assets resulting from operations	$ 183,329,609

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 21,409,412	$ 28,090,602
Net realized gain (loss) on investment transactions	47,565,842	171,553,900
Net unrealized appreciation (depreciation) during the period on investment transactions	114,354,355	(60,421,079)
Net increase (decrease) in net assets resulting from operations	183,329,609	139,223,423
Distributions to shareholders from: Net investment income: Class A	(12,222,643)	(26,943,685)
Class B	(313,221)	(648,716)
Class C	(1,120,480)	(1,973,379)
Class R	(173,618)	(163,751)
Class S	(57,961)	(25,238)
Institutional Class	(8,362,083)	(13,519,492)
Net realized gains: Class A	—	(43,897,834)
Class B	—	(1,713,420)
Class C	—	(5,477,752)
Class R	—	(531,755)
Class S	—	(125,105)
Institutional Class	—	(26,800,610)
Fund share transactions: Proceeds from shares sold	366,230,226	670,150,807
Reinvestment of distributions	18,272,259	102,616,252
Cost of shares redeemed	(293,828,501)	(375,087,037)
In-kind redemptions	—	(377,246,353)
Redemption fees	62,982	72,138
Net increase (decrease) in net assets from Fund share transactions	90,736,966	20,505,807
Increase (decrease) in net assets	251,816,569	37,908,493
Net assets at beginning of period	1,319,996,612	1,282,088,119
Net assets at end of period (including accumulated distributions in excess of net investment income of $840,885 and $291, respectively)	$ 1,571,813,181	$ 1,319,996,612

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.83	$ 20.40	$ 17.09	$ 12.97	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[d]	.33	.42	.48	.51	.08	.04
Net realized and unrealized gain (loss) on investment transactions	2.50	1.96	4.79	4.37	.06	(.25)
Total from investment operations	2.83	2.38	5.27	4.88	.14	(.21)
Less distributions from: Net investment income	(.34)	(.65)	(.58)	(.55)	(.09)	(.15)
Net realized gain on investment transactions	—	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	—	(.06)	(.02)	—
Total distributions	(.34)	(1.95)	(1.96)	(.76)	(.15)	(.15)
Redemption fee	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 23.32	$ 20.83	$ 20.40	$ 17.09	$ 12.97	$ 12.98
Total Return (%)[e]	13.66**	11.89	31.57	38.51	1.11f**	(1.55)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	869	723	814	481	210	200
Ratio of expenses before expense reductions (%)	.82*	.80	.82	.88	1.26*	2.20*
Ratio of expenses after expense reductions (%)	.82*	.80	.82	.88	1.25*	1.25*
Ratio of net investment income (%)	1.46i**	2.05	2.60	3.39	.60g**	1.27*
Portfolio turnover rate (%)	70*	66[h]	79	25	36*	44

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the one-month period ended December 31, 2002.

[c] For the period from September 3, 2002 (commencement of operations of Class A shares) to November 30, 2002.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[h] Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[i] The ratios for the six months ended June 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.83	$ 20.40	$ 17.08	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[d]	.23	.23	.30	.36	.07	.01
Net realized and unrealized gain (loss) on investment transactions	2.51	1.96	4.80	4.38	.07	(.24)
Total from investment operations	2.74	2.19	5.10	4.74	.14	(.23)
Less distributions from: Net investment income	(.24)	(.46)	(.40)	(.44)	(.07)	(.13)
Net realized gain on investment transactions	—	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	—	(.06)	(.02)	—
Total distributions	(.24)	(1.76)	(1.78)	(.65)	(.13)	(.13)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 23.33	$ 20.83	$ 20.40	$ 17.08	$ 12.99	$ 12.98
Total Return (%)[e]	13.19**	10.84	30.24	37.36	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	29	32	22	7	7
Ratio of expenses before expense reductions (%)	1.72*	1.72	1.79	1.85	2.28*	2.69*
Ratio of expenses after expense reductions (%)	1.72*	1.72	1.79	1.85	2.00*	2.00*
Ratio of net investment income (%)	1.01i**	1.13	1.63	2.42	.54g**	.52*
Portfolio turnover rate (%)	70*	66[h]	79	25	36*	44

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the one-month period ended December 31, 2002.

[c] For the period from September 3, 2002 (commencement of operations of Class B shares) to November 30, 2002.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[h] Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[i] The ratios for the six months ended June 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.88	$ 20.44	$ 17.12	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[d]	.24	.26	.32	.37	.07	.01
Net realized and unrealized gain (loss) on investment transactions	2.51	1.96	4.80	4.41	.07	(.24)
Total from investment operations	2.75	2.22	5.12	4.78	.14	(.23)
Less distributions from: Net investment income	(.25)	(.48)	(.42)	(.44)	(.07)	(.13)
Net realized gain on investment transactions	—	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	—	(.06)	(.02)	—
Total distributions	(.25)	(1.78)	(1.80)	(.65)	(.13)	(.13)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 23.38	$ 20.88	$ 20.44	$ 17.12	$ 12.99	$ 12.98
Total Return (%)[e]	13.23**	11.00	30.35	37.59	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	93	81	34	1	1
Ratio of expenses before expense reductions (%)	1.62*	1.61	1.68	1.75	2.28*	2.84*
Ratio of expenses after expense reductions (%)	1.62*	1.61	1.68	1.75	2.00*	2.00*
Ratio of net investment income (%)	1.06i**	1.24	1.74	2.52	.54g**	.52*
Portfolio turnover rate (%)	70*	66[h]	79	25	36*	44

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the one-month period ended December 31, 2002.

[c] For the period from September 3, 2002 (commencement of operations of Class C shares) to November 30, 2002.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[h] Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[i] The ratios for the six months ended June 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended December 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.83	$ 20.39	$ 17.09	$ 16.06
Income (loss) from investment operations: Net investment income[c]	.31	.35	.38	.03
Net realized and unrealized gain (loss) on investment transactions	2.50	1.96	4.81	1.30
Total from investment operations	2.81	2.31	5.19	1.33
Less distributions from: Net investment income	(.30)	(.57)	(.51)	(.09)
Net realized gain on investment transactions	—	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	(.06)
Total distributions	(.30)	(1.87)	(1.89)	(.30)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 23.34	$ 20.83	$ 20.39	$ 17.09
Total Return (%)	13.56**	11.51	31.01	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	9	2	1
Ratio of expenses (%)	.99*	1.16	1.33	1.25*
Ratio of net investment income (%)	1.37f**	1.69	2.09	.21d**
Portfolio turnover rate (%)	70*	66[e]	79	25

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.

[c] Based on average shares outstanding during the period.

[d] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[e] Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[f] The ratios for the six months ended June 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended December 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.80	$ 19.81
Income (loss) from investment operations: Net investment income[c]	.34	.29
Net realized and unrealized gain (loss) on investment transactions	2.51	2.45
Total from investment operations	2.85	2.74
Less distributions from: Net investment income	(.35)	(.45)
Net realized gain on investment transactions	—	(1.30)
Total distributions	(.35)	(1.75)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 23.30	$ 20.80
Total Return (%)	13.76**	13.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2
Ratio of expenses (%)	.72*	.76*
Ratio of net investment income (%)	1.51e**	2.00*
Portfolio turnover rate (%)	70*	66[d]

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[e] The ratios for the six months ended June 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]	2002[c]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.81	$ 20.38	$ 17.08	$ 12.96	$ 12.98	$ 13.30	$ 11.95
Income (loss) from investment operations: Net investment income	.36[d]	.48[d]	.53[d]	.55[d]	.08[d]	.45[d]	.66
Net realized and unrealized gain (loss) on investment transactions	2.50	1.96	4.77	4.37	.06	.77	1.58
Total from investment operations	2.86	2.44	5.30	4.92	.14	1.22	2.24
Less distributions from: Net investment income	(.37)	(.71)	(.62)	(.59)	(.10)	(.55)	(.46)
Net realized gain on investment transactions	—	(1.30)	(1.38)	(.15)	(.04)	(.99)	(.43)
Tax return of capital	—	—	—	(.06)	(.02)	—	—
Total distributions	(.37)	(2.01)	(2.00)	(.80)	(.16)	(1.54)	(.89)
Redemption fees	.00***	.00***	—	—	—	—	—
Net asset value, end of period	$ 23.30	$ 20.81	$ 20.38	$ 17.08	$ 12.96	$ 12.98	$ 13.30
Total Return (%)	13.82**	12.19	31.88	38.91	1.13e**	9.58[e]	19.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	547	464	353	166	24	22	16
Ratio of expenses before expense reductions (%)	.54*	.53	.54	.63	1.06*	1.25	1.17
Ratio of expenses after expense reductions (%)	.54*	.53	.54	.63	1.00*	1.14	1.17
Ratio of net investment income (%)	1.60h**	2.32	2.88	3.64	.62f**	3.44	4.97
Portfolio turnover rate (%)	70*	66[g]	79	25	.36*	44	114

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the one-month period ended December 31, 2002.

[c] For the years ended November 30.

[d] Based on average shares outstanding during the period.

[e] Total return would have been lower had certain expenses not been reduced.

[f] For the one month period ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[g] Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[h] The ratios for the six months ended June 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.

* Annualized   ** Not annualized  *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS RREEF Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gain. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $584,234,069 and $500,649,501, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate of 0.65% of the first $100,000,000 of the Fund's average daily net assets, 0.55% of the next $100,000,000 of such net assets, 0.50% of the next $100,000,000 of such net assets and 0.45% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2006, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of ..47% of the Fund's average daily net assets.

For the period January 1, 2006 until August 30, 2006, the Advisor has contractually agreed to maintain the expenses of Classes A, B, C, R, S and Institutional Class shares at no more than 1.25%, 2.00%, 2.00%, 1.50%, 0.91% and 1.00%, respectively, of average daily net assets.

Service Provider Fees. Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. At its expense, ICCC has delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC and ICCC have retained State Street Bank and Trust Company ("SSB") to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended June 30, 2006, the amount charged to the Fund by ICCC aggregated $67,678, of which $11,048 is unpaid.

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend paying agent and shareholder services agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2006, the amount charged to the Fund by DWS-SISC aggregated $325,767, of which $136,931 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended June 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2006
Class B	$ 111,033	$ 18,378
Class C	374,133	61,551
Class R	15,820	3,190
	$ 500,986	$ 83,119

In addition, DWS-SDI provides information and administration services ("Shareholder Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at June 30, 2006	Annualized Effective Rate
Class A	$ 923,556	$ 159,115.23%
Class B	36,235	6,757.24%
Class C	121,711	21,732.24%
Class R	9,369	6,021.15%
	$ 1,090,871	$ 193,625

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2006 aggregated $36,145.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2006, the CDSC for Class B and C shares aggregated $35,639 and $11,198, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2006, DWS-SDI received $4,153.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,040, of which $7,560 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended June 30, 2006, the Advisor agreed to reimburse the Fund $29,097, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2006, the Fund's custodian fees were reduced by $184 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,929,357	$ 178,901,667	20,873,059	$ 439,745,927
Class B	96,601	2,199,424	350,867	7,249,387
Class C	601,918	13,597,607	1,445,892	30,181,397
Class R	330,928	7,442,067	393,987	8,150,319
Class S*	154,854	3,500,183	112,237	2,427,988
Institutional Class	7,109,199	160,589,278	8,785,568	182,395,789
		$ 366,230,226		$ 670,150,807
Shares issued to shareholders in reinvestment of distributions
Class A	515,071	$ 11,545,421	3,233,575	$ 67,706,860
Class B	11,484	257,522	92,935	1,948,106
Class C	39,813	894,670	284,156	5,978,576
Class R	7,572	169,761	32,144	676,501
Class S*	2,528	56,601	6,610	139,467
Institutional Class	238,849	5,348,284	1,249,809	26,166,742
		$ 18,272,259		$ 102,616,252
Shares redeemed
Class A	(5,871,134)	$ (133,441,573)	(11,412,563)	$ (231,368,654)
Class B	(203,464)	(4,592,395)	(609,743)	(12,509,333)
Class C	(581,866)	(13,127,026)	(1,257,789)	(25,827,203)
Class R	(98,682)	(2,230,353)	(67,737)	(1,416,875)
Class S*	(46,619)	(1,045,887)	(11,614)	(250,691)
Institutional Class	(6,207,336)	(139,391,267)	(5,057,812)	(103,714,281)
		$ (293,828,501)		$ (375,087,037)
In-kind redemptions
Class A	—	$ —	(17,929,108)	$ (377,246,353)
		$ —		$ (377,246,353)
Redemption fees		$ 62,982		$ 72,138
Net increase (decrease)
Class A	2,573,294	$ 57,060,439	(5,235,037)	$ (101,099,181)
Class B	(95,379)	(2,135,417)	(165,941)	(3,311,823)
Class C	59,865	1,366,533	472,259	10,333,843
Class R	239,818	5,381,475	358,394	7,409,945
Class S*	110,763	2,511,163	107,233	2,316,839
Institutional Class	1,140,712	26,552,773	4,977,565	104,856,184
		$ 90,736,966		$ 20,505,807

* For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 20 percent of its net assets under the agreement.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

I. In-Kind Redemption

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated net realized gain (loss) to paid-in capital. During the year ended December 31, 2005, the Fund realized $60,502,655 of net gain.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS RREEF Securities Trust (the "Fund") was held on June 1, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	890,406,579.19	8,031,112.11
Dawn-Marie Driscoll	890,071,638.51	8,366,052.79
Keith R. Fox	890,534,143.77	7,903,547.53
Kenneth C. Froewiss	890,332,261.11	8,105,430.19
Martin J. Gruber	890,127,865.92	8,309,825.38
Richard J. Herring	890,644,530,27	7,793,161.03
Graham E. Jones	890,641,897.70	7,795,811.60
Rebecca W. Rimel	889,773,866.82	8,663,824.48
Philip Saunders, Jr.	890,441,746.82	7,995,944.48
William N. Searcy, Jr.	890,532,593.40	7,905,097.90
Jean Gleason Stromberg	889,900,480.36	8,537,210.94
Carl W. Vogt	890,125,242.34	8,312,448.96
Axel Schwarzer	890,246,136.22	8,191,555.08

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
637,931,533.59	5,366,100.94	19,448,173.38	235,691,883.39

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
635,929,298.68	6,580,172.81	20,236,336.42	235,691,883.39

II-C. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
617,320,517.87	24,333,499.08	21,091,790.96	235,691,883.39

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
646,999,768.48	11,765,197.98	3,980,841.45	235,691,883.39

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
647,116,938.95	11,641,720.67	3,987,148.29	235,691,883.39

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
647,080,711.25	11,677,948.37	3,987,148.29	235,691,883.39

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
648,379,880.63	10,378,735.37	3,987,191.91	235,691,883.39

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
648,201,711.35	10,556,948.27	3,987,148.29	235,691,883.39

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
647,899,254.15	10,658,438.49	4,188,115.27	235,691,883.39

III-J. Portfolio Diversification for Non-Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
647,191,720.94	11,566,916.87	3,987,170.10	235,691,883.39

III-K. Investing for Control

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
647,091,432.34	11,667,227.28	3,987,148.29	235,691,883.39

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 621-1048

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRRRX
CUSIP Number	23339L 107	23339L 206	23339L 305	23339L 602
Fund Number	425	625	725	595
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	RRRSX
CUSIP Number	23339L 404
Fund Number	1502
For shareholders of Class S
Automated Information Lines	SAILTM (800) 728-3337
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	RRREX
Fund Number	325

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS RREEF Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS RREEF Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 28, 2006